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                                                             EXHIBIT 10.44 (a-3)

                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

          This THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of May 20, 2002, among ADVANCED MICRO DEVICES, INC., a Delaware corporation ("AMD"), AMD INTERNATIONAL SALES AND SERVICE, LTD., a Delaware corporation ("AMDISS") (AMD and AMDISS, individually and collectively, the "Borrower"), the several financial institutions party to the Loan Agreement referred to below (each a "Lender" and, collectively, the "Lenders") and BANK OF AMERICA, N.A. (formerly Bank of America National Trust and Savings Association), as administrative agent for the Lenders (in such capacity, the "Agent").

          WHEREAS, the Borrower, the Lenders and the Agent entered into a Loan and Security Agreement dated as of July 13, 1999, as amended by a First Amendment to Loan and Security Agreement entered into as of July 30, 1999, and as further amended by a Second Amendment to Loan and Security Agreement entered into as of February 12, 2001 (as in effect as of the date of this Amendment, the "Loan Agreement"); and

          WHEREAS, the Borrower has requested that the Majority Lenders agree to certain amendments to the Loan Agreement, and the Majority Lenders have agreed to such request, subject to the terms and conditions of this Amendment;

          NOW, THEREFORE, the parties hereto agree as follows:

1.   Definitions; References; Interpretation.

          (a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof) which is defined in the Loan Agreement shall have the meaning assigned to such term in the Loan Agreement.

          (b) Each reference to "this Amendment", "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Loan Agreement, and each reference to "the Loan Agreement" and each other similar reference in the other Loan Documents, shall from and after the Effective Date (defined below) refer to the Loan Agreement as amended hereby.

          (c) The rules of interpretation set forth in Section 1.3 of the Loan Agreement shall be applicable to this Amendment.

2. Amendments to Loan Agreement. Subject to the terms and conditions hereof, the Loan Agreement is amended as follows, effective as of the Effective Date:

          (a) Section 1.1 of the Loan Agreement is hereby amended as follows:

                 (i) the defined term "Dresden Agreements" is hereby amended and restated in its entirety as follows:

                 "`Dresden Agreements' means (i) that certain Syndicated

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              Loan Agreement, dated as of March 11, 1997, among AMD
              Saxony Manufacturing GmbH, as Borrower, Dresdner Bank Luxembourg S.A., as Agent and Paying Agent, Dresdner Bank AG, as Security Agent, and the lenders party thereto, as amended on February 6, 1998, June 29, 1999, and February 20, 2001, and as further amended on or about May or June 2002 (as so amended, the "Dresden Loan Agreement") and (ii) each of the other "Operative Documents" (under, and as defined in the Sponsors' Support Agreement (as defined in the Dresden Loan Agreement), as amended on February 6, 1998, June 29, 1999, and February 20, 2001, and as further amended on or about May or June 2002) to the extent executed and delivered pursuant to or in connection with the Sponsors' Support Agreement or the Dresden Loan Agreement, as amended on February 20, 2001, and as further amended on or about May or June 2002.";

              (ii) the defined term "German Subsidiary" is hereby amended and restated in its entirety as follows:

              "`German Subsidiary' means, together, AMD Saxony Manufacturing GmbH, a German corporation (or following its conversion to a limited partnership, AMD Saxony LLC & Co. KG), and AMD Saxony Holding GmbH, AMD Saxony Admin GmbH and AMD Saxony LLC, which entities were formed for the purpose of holding collectively 100% of the equity (whether capital stock or, following the conversion to a limited partnership, partnership interests) in AMD Saxony Manufacturing GmbH.";

              (iii) a new defined term "Mask House Affiliates" is hereby added thereto as follows:

              "`Mask House Affiliates' means any company or companies formed under the laws of a jurisdiction other than one of the United States of America for the purpose of owning and operating the mask house in Dresden, Germany, and which are Affiliates of the Parent.";

              (iv) a new defined term "Mask House Agreements" is hereby added thereto as follows:

              "`Mask House Agreements' means those agreements entered into by the Parent in May or June 2002 for the formation of the Mask House Affiliates and the operation and support of the mask house in Dresden, Germany."; and

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              (v)   the defined term "Restricted Investment" is hereby amended by deleting the dollar amount "$500,000,000" in subsection (h)(iii) thereof and substituting therefor "$750,000,000".

        (b) The final paragraph of Section 6.1(a) is hereby amended as follows:

              (i)   the word "and" at the end of clause (i) is hereby deleted;

              (ii) the period at the end of clause (ii) is hereby deleted and the text "; and" is substituted therefor; and

              (iii) a new clause (iii) is hereby added thereto as follows:

              "(iii) any Accounts payable to the Parent by the Mask House Affiliates or any General Intangibles or chattel paper, documents or instruments evidencing any rights to payment or other obligations of the Mask House Affiliates to the Parent, including the Mask House Agreements, and any proceeds thereof."

        (c) Section 8.10 is hereby amended by inserting immediately preceding the second independent clause thereof the phrase "except as specifically disclosed in Schedule 8.10,";

        (d) Section 9.8(b) is hereby amended as follows:

              (i) in clause (viii), the text ", partnership interests or membership interests" is hereby inserted after the words "capital stock" in each place where they appear;

              (ii) the word "and" immediately preceding clause (x) is hereby deleted; and

              (iii) a new clause (xi) is hereby added thereto before the period at the end of such Section as follows:

              "; and (xi) transfers of the capital stock, partnership interests or membership interests of the Mask House Affiliates pursuant to any Lien encumbering such capital stock, partnership interests or membership interests, provided that such Lien is permitted under Section 9.17".

        (e) Section 9.11 is hereby amended as follows:

              (i) the word "and" immediately preceding clause (v) is hereby deleted; and

              (ii) a new clause (vi) is hereby added thereto before the period at the end of such Section as follows:

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              "and (vi) Guaranties by the Parent of the obligations of
              the Mask House Affiliates (and payment of such Guaranties) in an amount not to exceed $50,000,000 in the aggregate".

        (f) The second sentence of Section 9.14 is hereby deleted and substituted therefor as follows:

              "Notwithstanding the foregoing, the Borrower and its Restricted Subsidiaries may (i) execute, deliver and perform its obligations under, and consummate the transactions contemplated by, the Dresden Agreements, including without limitation the Revolving Intercompany Loans permitted hereunder, (ii) execute, deliver and perform its obligations under, and consummate the transactions contemplated by, the Mask House Agreements and (iii) engage in other transactions with Affiliates, including the Permitted Affiliate Investments, provided that the terms of any such transactions described in this subsection (iii) shall be materially no less favorable to the Borrower and its Restricted Subsidiaries than would be obtained in a comparable arms'-length transaction with a third party who is not an Affiliate."

        (g) Schedules 6.3, 8.3, 8.11, 8.12 and 8.22 to the Loan Agreement are hereby amended and restated in their entirety in the form of Schedules 6.3, 8.3, 8.11, 8.12 and 8.22 attached hereto.

        (h) A new Schedule 8.10 is hereby added to the Loan Agreement in the form of Schedule 8.10 attached hereto.

3. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders as follows:

        (a) No Default or Event of Default has occurred and is continuing (or would result from the amendment of the Loan Agreement contemplated hereby).

        (b) The execution, delivery and performance by the Borrower of this Amendment and the Loan Agreement (as amended by this Amendment) have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

        (c) This Amendment and the Loan Agreement (as amended by this Amendment) constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms.

        (d) All representations and warranties of the Borrower contained in the Loan Agreement are true and correct as of the date hereof (except to the extent such representations

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and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

        (e) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Lenders or any other Person.

        (f) The Borrower's obligations under the Loan Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

4.   Conditions of Effectiveness.

        (a) This Amendment shall be effective as of the date hereof (the "Effective Date"), provided that the Agent shall have received from the Borrower and the Majority Lenders a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment.

        (b) From and after the Effective Date, the Loan Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Loan Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

        (c) The Agent will notify the Borrower and the Lenders of the occurrence of the Effective Date.

5.   Miscellaneous.

        (a) The Borrower acknowledges and agrees that the execution and delivery by the Agent and the Lenders of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

        (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

        (c) This Amendment shall be governed by and construed in accordance with the law of the State of California, provided that the Agent and the Lenders shall retain all rights arising under Federal law.

        (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Borrower shall bind such Lender or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such

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document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

        (e) This Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect hereto. This Amendment may not be amended except in accordance with the provisions of Section
13.2 of the Loan Agreement.

        (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment, the Loan Agreement or the Loan Documents.

        (g) The Borrower agrees to pay or reimburse BofA (including in its capacity as Agent), upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by BofA (including in its capacity as Agent) in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

                            [Signature pages follow]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered in San Francisco, California, by their proper and duly authorized officers as of the day and year first above written.

                                         ADVANCED MICRO DEVICES, INC.


                                         By:    /s/ Robert J. Rivet
                                             -------------------------------
                                         Name:  Robert J. Rivet
                                         Title: Senior Vice President and
                                                Chief Financial Officer

                                         AMD INTNATIONAL SALES AND SERVICE, LTD.


                                         By:    /s/ John Patterson
                                             -------------------------------
                                         Name:  John Patterson
                                         Title: Treasurer

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                                       BANK OF AMERICA, N.A., as Agent and as a
                                       Lender


                                       By:    /s/ Kevin R. Kelly
                                            ------------------------------------
                                       Name:  Kevin R. Kelly
                                       Title: Sr. Vice President



                                       FOOTHILL CAPITAL CORPORATION


                                       By:    /s/ Eunnie Kim
                                            ------------------------------------
                                       Name:  Eunnie Kim
                                       Title: Asst. Vice President



                                       CONGRESS FINANCIAL CORPORATION
                                       (NORTHWEST)


                                       By:    /s/ Randy Sauntman
                                            ------------------------------------
                                       Name:  Randy Sauntman
                                       Title: Loan Officer



                                       TEXTRON FINANCIAL CORPORATION


                                       By:    /s/ Jerrold K. Brown
                                            ------------------------------------
                                       Name:  Jerrold K. Brown
                                       Title: Senior Vice President



                                       THE CIT GROUP/BUSINESS CREDIT, INC.


                                       By:    /s/ James J. Karnowski
                                            ------------------------------------
                                       Name:  James Karnowski
                                       Title: Vice President




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